Right-of-Use Assets	6 Months Ended
Jun. 30, 2024
Disclosure of quantitative information about right-of-use assets [abstract]
Right-of-Use Assets
13.
RIGHT-OF-USE ASSETS

Lease agreements are entered into for fixed lease terms of 12 to 60 months, without extension and termination options. Lease terms are negotiated on an individual basis and contain a wide range of different terms and conditions. In determining the lease term and assessing the length of the non-cancellable period, the Group applies the definition of a contract and determines the period for which the contract is enforceable. The Group recognized no right-of-use assets or lease liabilities during the six months ended June 30, 2023, respectively, and recognized right-of-use assets of $0.9 million and lease liabilities of $0.9 million during the six months ended June 30, 2024.